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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 24, 2003



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

               MICHIGAN                                        38-1999511
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                         Identification No.)

  25505 W. TWELVE MILE ROAD, SUITE 3000                        48034-8339
          SOUTHFIELD, MICHIGAN                                 (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (248) 353-2700


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

               99.1  Press Release dated April 24, 2003

ITEM 9. REGULATION FD DISCLOSURE.

         On April 24, 2003, Credit Acceptance Corporation (the "Company"), issued a press release announcing its financial results for the three months ended March 31, 2003. The press release, dated April 24, 2003, is attached as
Exhibit 99.1 to this Form 8-K.

         The information furnished in this Item 9 (which is furnished under Item
12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         See Item 9.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT ACCEPTANCE CORPORATION
                                      (Registrant)

                                      By: /s/ Douglas W. Busk
                                      -----------------------
                                      Douglas W. Busk
                                      Chief Financial Officer and Treasurer
                                      April 25, 2003



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                                INDEX OF EXHIBITS

         EXHIBIT NO.                          DESCRIPTION
     ------------------- ----------------------------------------------------
           99.1           Press Release dated April 24, 2003.